Exhibit 99.7

Protective Agreement to be Acquired by Dai-ichi Life Creating Significant Opportunities for Growth for Both Companies June 3, 2014

2 Forward-looking Statements Statements in these materials that relate to future results and events are forward-looking statements based on the Company’s current expectations. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Risks, uncertainties and assumptions include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; (3) the failure of Dai-ichi to obtain the necessary financing arrangements to consummate the transaction; (4) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; and (5) the effect of the announcement of the proposed merger on the Company’s relationships with its distributors, operating results and business generally. Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments will cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10–K for the fiscal year ended December 31, 2013, which was filed with the SEC on February 28, 2014, under the heading “Item 1A—Risk Factors and Cautionary Factors that May Affect Future Results,” and in subsequent reports on Forms 10–Q and 8–K filed with the SEC by the Company.

3 Transaction Overview . Delivers substantial, immediate cash value to Protective shareholders All-cash offer of $70 per share – total transaction value over $5.7 billion Represents 34% premium over Protective’s unaffected closing price on 5/30/14 . Creates 13th-largest global insurer, with total assets of $424 billion . Protective to become Dai-ichi Life’s platform for growth in U.S, reflecting Dai-ichi Life’s focus on global expansion with premier partners . Protective CEO John D. Johns and current management team will continue to lead Protective from Birmingham headquarters . No significant changes to Protective’s strategy, day-to-day operations, distribution channels, or employee base anticipated Strategic Combination Will Create Significant Growth Opportunities for Both Businesses

4 Transaction Details Terms • Dai-ichi Life will acquire all outstanding shares of Protective for $70.00 per share in cash Transaction Value • Total transaction value of $5.7 billion Premium • 34% premium over Protective’s unaffected closing price on 5/30/14 • 35% premium to 1 month volume weighted average price • 30% premium to all time high prior to 05/30/14 Financially Compelling • Delivers substantial, immediate cash value to Protective shareholders while creating opportunities for growth for both companies Strategic Value • Creates 13th-largest global insurer, with total assets of $424 billion • Protective to become platform for U.S. growth Closing Conditions • Subject to approval by majority vote of outstanding Protective shares, regulatory approvals in Japan and the U.S., and other customary closing conditions • 25-day marketing period Timing • Close expected end of 2014/early 2015

5 About Dai-ichi Life . Founded in 1902 and headquartered in Tokyo . Among the top 20 life insurers in the world . Approximately 67,000 employees in 84 branch offices and 1,259 sales offices across Japan, Australia, India, Indonesia, Thailand and Vietnam – Currently no retail presence or sales of life, annuity or asset protection products in U.S. . Provides individual and group life insurance and investment/asset management products . Consolidated ordinary revenue of 6 trillion yen and net income of 77.9 billion yen for fiscal year ended March 31, 2014 . Track record of successful global acquisitions and continued growth Consolidated Ordinary Revenues & Premium Income Consolidated Net Income (billions of yen) 3.3 3.5 3.6 4.3 4.5 4.9 5.2 6.0 0 1 2 3 4 5 6 7 2011 2012 2013 2014 Premium and Other Revenues Consolidated Ordinary Revenues 19.1 20.3 32.4 77.9 0 10 20 30 40 50 60 70 80 90 2011 2012 2013 2014 Premium and Other Revenues (trillions of yen)

6 .San Francisco Birmingham. .Cincinnati St. Louis. Minneapolis. . Syracuse Elgin. Bannockburn . Protective is a Strong, Compelling U.S. Platform for Dai-ichi Life . One of the leading names in the U.S. life industry, with operations in all 50 states and a top-20 market position in key product lines . Healthy and profitable retail distribution platforms with robust, innovative strategies for accelerating organic growth . Strong reputation for quality, customer service and innovation . Industry-leading acquisition capabilities . Experienced management team that will remain in place . Highly motivated and engaged employee base Principal Operations . Revenues of $4.0 billion . $3.2 billion in statutory total adjusted capital . Risk-based capital of 447% . $773 billion of life insurance in force . 6 million customers . Solid investment grade ratings

7 Greater Scale and Resources for Protective to Capture Growth . Dai-ichi Life’s financial resources and global presence will position Protective positively for the future . Stronger ability to deliver on mission to help people protect their tomorrow so they can embrace today . Can be more strategic and responsive to markets and customers . Able to invest more fully in retail initiatives and growth . Largely business-as-usual for Protective team across organization . Will maintain long history of support and involvement in communities served throughout the U.S. Enabling Expanded Growth Opportunities While Remaining the Protective that Customers, Distributors and Employees Know and Trust

8 Combined Company Snapshot . With Protective, Dai-ichi Life will become 13th-largest global insurer . Total assets of $424 billion(3) . Protective to establish new U.S. growth platform for Dai-ichi Life – expanding business beyond Asia and Australia Stronger, More Diversified Global Corporation (1) Based on FY2013 combined actual financials of Dai-ichi and Protective excluding amortization of good will or other consolidation adjustments. Assumes 1USD=102JPY. (2) US is based on actual Protective’s net income for FY12/2012. Japan and other regions are based on actual net income for FY3/2014. Assumes 1USD=102JPY (3) Based on actual total assets as of December 31, 2013. Applied FX rates are $1 = JPY 105.3 / CAD 1.062 / GBP 0.604 / EUR 0.728 based on Bloomberg rates as of December 31, 2013.

9 Dai-ichi’s Global Footprint DAI-ICHI-LIFE GLOBAL FOOTPRINT POST TRANSACTION 2009 (26%) 2007 2012 (19%) 2008 (24%) 2008 2013 (40%) 2014 Gan bo dai lau

10 Culture and Approach . Dai-ichi Life and Protective have similar missions and values . Both companies have a 100+ year history built on a foundation of trust, reliability, and customer support . Dai-ichi Life and Protective share a deep commitment to the communities in which they operate . Dai-ichi Life intends to support Protective’s long history of engagement in Birmingham and all of the communities it serves Similar Values and Shared Community Commitment

11 Next Steps Dai-ichi Life and Protective Board Approvals 25-day Marketing Period – Provides for a 25 day period during which Protective may solicit interest from other parties and provide them with information about the company. Protective Stockholder Approval Regulatory Approvals – HSR; Japanese and US Insurance Regulatory Approvals as Required; other U.S. Approvals as Required Close Expected by the End of 2014/Early 2015 Business-As-Usual at Protective and Dai-ichi Life Through Transition Period

12 Key Takeaways . Dai-ichi Life’s offer for Protective is financially compelling and delivers substantial, immediate cash value to Protective shareholders . Combination will create significant opportunities for both businesses, with Protective serving as Dai-ichi Life’s platform for growth in the U.S. . Protective does not anticipate significant changes to its strategy, day-to-day operations, distribution channels or employee base Creating Significant Value for Protective Shareholders and Opportunities for Global Growth for Both Companies